SUPPLEMENT DATED NOVEMBER 10, 2010
TO THE PROSPECTUS OF MATTHEWS ASIA FUNDS
DATED APRIL 30, 2010

For all existing and prospective shareholders of Matthews Asia Small Companies Fund:

Effective at market close on November 12, 2010, the Matthews Asia Small Companies Fund (the “Fund”) will be closed to most new investors.  The Fund will continue to accept investments from existing shareholders.  However, once a shareholder closes an account, additional investments in the Fund will not be accepted from that shareholder.

The following section is hereby added to page 63 of the prospectus after the section entitled “Exchanging Shares”:

Who Can Invest in a Closed Fund?

The Matthews Asia Small Companies Fund has limited sales of its shares as of the close of the New York Stock Exchange November 12, 2010 because Matthews and the Trustees believe continued unlimited sales may adversely affect the Fund’s ability to achieve its investment objective.  If you were a shareholder of the Fund when it closed and your account remains open, you may make additional investments in the Fund, reinvest any dividends or capital gains distributions in that account or open additional accounts in the Fund under the same primary Social Security Number.  To establish a new account in the Fund, you must provide written proof of your existing account (e.g., a copy of the account statement) to the Fund.  A request to open a new account in the closed Fund will not be deemed to be “in good order” until you provide sufficient written proof of existing Fund ownership to the Fund or its representative.

In addition, the following categories of investors may continue to invest in the Fund:

•	Clients of financial advisors whose clients have existing accounts in the Fund
•	Retirement plans or platforms with participants that currently invest in the Fund
•	Model-based programs with existing accounts in the Fund
•	Trustees, officers and employees of the Funds and Matthews, and their family members

Please note that some intermediaries may not be able to operationally accommodate additional investments in a closed fund.  The Board of Trustees reserves the right to close a Fund to new investments at any time (including further restrictions on one or more of the above categories of investors) or to re-open a closed Fund to all investors at any future date.  If you have any questions about whether you are able to purchase shares of a closed Fund, please call 800-789-ASIA [2742].

Please retain this Supplement with your records.